UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 24, 2025
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Doximity, Inc.
(Exact Name of Registrant as Specified in Its Charter)
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Delaware	001-40508	27-2485512
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 3rd St. Suite 510 San Francisco, CA 94107 (Address of principal executive offices, including zip code)
(650) 549-4330 (Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, $0.001 par value per share	DOCS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 - Other Events

As previously reported, Doximity, Inc. (“Doximity” or the “Company”) and certain company directors and officers have been named as defendants in a securities litigation lawsuit (“Securities Litigation”) pending in the United States District Court for the Northern District of California, captioned In re Doximity, Inc. Securities Litigation, No. 5:24-cv-02281 (N.D. Cal.).

On December 24, 2025, the parties entered into an Agreement of Settlement (the “Settlement”), that, if approved by the court and if all conditions are satisfied, will resolve the Securities Litigation. The Settlement provides for an aggregate settlement payment of $31 million, which will be fully funded by insurance proceeds. The Settlement includes the dismissal of all claims against the Company and the named individuals without any admission of liability, fault or wrongdoing attributed to them. The Settlement remains subject to stockholder notice, court approval and other customary conditions.

Use of Forward-Looking Statements
This current report contains “forward-looking statements”, as defined in the U.S. Private Securities Litigation Reform Act of 1995. Investors are cautioned that such statements, include, without limitation, (i) the Settlement resolving the Securities Litigation; (ii) the ability to secure the approval of the proposed settlement from the court and to satisfy all conditions in the proposed settlement; and (iii) other statements that are not historical facts, and instead constitute forward-looking statements. These and other future events are subject to substantial risk, uncertainties, and other factors, many which are beyond the Company’s control and cause actual results to differ materially from those indicated by forward-looking statements, favorably or unfavorably. These risks and uncertainties include, without limitation, (a) the Settlement not having the expected impact, including resolving the Securities Litigation; (b) the proposed settlement requiring additional unforeseen expense than anticipated; (c) Doximity’s ability to overcome any objections or appeals regarding the proposed settlement; (d) the possibility that the individual plaintiffs opt out of the settlement and pursue additional claims against the Company and its executive officers; and (e) compliance by Doximity’s insurance carriers with the terms of the proposed settlement and on a timely basis. Further information on the above risks and uncertainties that could cause actual results to differ from those in forward-looking statements are contained in Doximity’s public filings and periodic reports filed with the Securities and Exchange Commission under the heading “Risk Factors” and elsewhere in such filings and reports, including our most recent quarterly report on Form 10-Q for the quarter ended September 30, 2025 and future filings and reports by Doximity. Although the Company believes that the expectations reflected in the forward-looking statements are reasonable, it can give no assurance that such expectations will prove fact. Undue reliance should not be placed on forward-looking statements, which speak only as of the date they are made, and the facts, circumstances, and assumptions underlying the forward-lookings statements may change. Except for as required by law, Doximity disclaims any obligation to publicly revise these forward-looking statements to reflect future information, events or circumstances.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: December 30, 2025

DOXIMITY, INC.

By:	/s/ John Vaughan
John Vaughan General Counsel and Corporate Secretary